UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VERIGY LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

VERIGY LTD.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER LOGO HERE

Return Address Line 1

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51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

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John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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Shareholder Meeting to be held on April 14, 2009

Proxy Material Available

1 Form 10-K

2 Notice & Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before March 31, 2009

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

B A R C O D E

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual Meeting

Meeting Date: April 14, 2009

Meeting Time: 9:00 AM PST

For holders as of: February 19, 2009

Meeting Location:

Verigy US, Inc.

10100 North Tantau Avenue

Cupertino, CA. 95014

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s).

1. Election of Directors

Nominees

1 Edward Grady

2 Ernest Godshalk

3 Bobby Cheng

4 Keith Barnes

The Board of Directors recommends you vote FOR the following proposal(s).

5 To approve the re-appointment of PricewaterhouseCoopers LLP to serve as the independent Singapore auditor for the fiscal year ending October 31, 2009, and to authorize the Board of Directors to fix PricewaterhouseCoopers LLP’s remuneration.

6 To approve and authorize: (a) cash compensation to current non-employee directors for services rendered through our 2010 Annual General Meeting of Shareholders; (b) pro rata cash compensation to any new non-employee director appointed after our 2009 Annual General Meeting of Shareholders and before our 2010 Annual General Meeting of Shareholders; (c) additional cash compensation to our Lead Independent Director, and to any director who acts as chairperson of our Audit, Compensation, and Nominating and Governance Committees through our 2010 Annual General Meeting of Shareholders.

7 To approve the authorization for our Board of Directors to allot and issue ordinary shares.

8 To approve the Share Purchase Mandate authorizing the purchase or acquisition of our issued ordinary shares.

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Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE : Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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